                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [x] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                               SPX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                             [SPX CORPORATION LOGO]

                            700 TERRACE POINT DRIVE
                                 P.O. BOX 3301
                         MUSKEGON, MICHIGAN 49443-3301
                            Telephone: 231-724-5000
                               Facsimile:  231-724-5720

                                                                  March 27, 2001

Fellow Stockholders:

     You are cordially invited to attend the SPX Corporation 2001 Annual Meeting of Stockholders on Wednesday, April 25, 2001 at 9:00 a.m. (Central Time), at The Drake Hotel, 140 East Walton, Chicago, Illinois.

     The principal business of the Annual Meeting will be to elect three directors to serve for three-year terms and to amend SPX's employee stock option plan.

     All stockholders are welcome to attend the Annual Meeting, but it is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to sign, date and return the enclosed proxy card or proxy voting instruction form as soon as possible. You may also vote by telephone or over the Internet and if you choose to use one of those forms of voting, it is not necessary for you to return your proxy card. In any event, please vote as soon as possible.

     Along with the other members of your Board of Directors, I look forward to personally greeting those stockholders who attend this year's meeting. On behalf of the Board of Directors and our leadership team, I would like to express our appreciation for your continued interest in the affairs of SPX.

                                     Sincerely,

                                     /s/ JOHN B. BLYSTONE

                                     John B. Blystone
                                     Chairman, President and
                                     Chief Executive Officer

                                SPX CORPORATION

                            700 TERRACE POINT DRIVE
                                 P.O. BOX 3301
                         MUSKEGON, MICHIGAN 49443-3301

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

                           WEDNESDAY, APRIL 25, 2001
                                   9:00 A.M.
                                THE DRAKE HOTEL
                               CHICAGO, ILLINOIS

     The purpose of our Annual Meeting is to:

         1. Elect three directors for three-year terms; and

         2. Amend our 1992 Stock Compensation Plan to increase the number of shares of common stock available for issuance under the Plan from 5,000,000 to 10,000,000.

     You can vote at the Annual Meeting in person or by proxy if you were a stockholder of record on March 7, 2001. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.

     We have enclosed with this notice and proxy statement a copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2000.

                                           By Order of the Board of Directors,

                                           Christopher J. Kearney
                                           Vice President, Secretary
                                           and General Counsel

Muskegon, Michigan
March 27, 2001

                                SPX CORPORATION

             ------------------------------------------------------

                                PROXY STATEMENT
             ------------------------------------------------------

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Questions and Answers.......................................      1
Election of Directors.......................................      4
Meetings and Committees of the Board of Directors...........      6
Director Compensation.......................................      8
Ownership of Common Stock...................................      9
Section 16(a) Beneficial Ownership Reporting Compliance.....     11
Executive Compensation......................................     12
Compensation Committee Report on Executive Officers'
  Compensation..............................................     20
Company Performance.........................................     22
Audit Committee Report......................................     23
Amendment of 1992 Stock Compensation Plan...................     24
Independent Public Auditor..................................     30
Annual Report on Form 10-K..................................     30
Audit Committee Charter.....................................    A-1

     This proxy statement and form of proxy are first being sent to stockholders on or about March 27, 2001.

                             QUESTIONS AND ANSWERS

WHAT AM I VOTING ON?

     We are soliciting your vote on:

     - the election of three directors for three-year terms; and

     - the amendment of our 1992 Stock Compensation Plan.

WHO IS ENTITLED TO VOTE?

     Stockholders at the close of business on March 7, 2001 (the record date) are entitled to vote. On that date, there were 31,148,346 shares of SPX common stock outstanding.

HOW MANY VOTES DO I HAVE?

     Each share of SPX common stock that you own entitles you to one vote.

HOW DO I VOTE?

     All stockholders may vote by mail. You also may vote by telephone or over the Internet. To vote by mail, please sign, date and mail your proxy in the postage paid envelope provided. If you attend the Annual Meeting in person and would like to vote then, we will give you a ballot. If your shares are held in the name of your broker, bank or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on March 7, 2001, the record date for voting.

HOW DOES DISCRETIONARY VOTING AUTHORITY APPLY?

     If you sign, date and return your proxy card, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to Christopher J. Kearney and Patrick J. O'Leary to vote for the items discussed in these proxy materials and any other matter that is properly brought at the Annual Meeting. In such a case, your vote will be cast FOR the election of each director nominee, FOR the amendment of the Stock Compensation Plan and FOR or AGAINST any other properly raised matters at the discretion of Messrs. Kearney and O'Leary.

MAY I REVOKE MY PROXY?

     You may revoke your proxy at any time before it is exercised in one of four ways:

         1. Notify our Secretary in writing before the Annual Meeting that you are revoking your proxy.
         2. Submit another proxy with a later date.
         3. Vote by telephone or Internet after you have given your proxy.
         4. Vote in person at the Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     Your shares are likely registered differently or are in more than one account. You should sign and return all proxy cards to guarantee that all of your shares are voted.

WHAT CONSTITUTES A QUORUM?

     The presence, in person or by proxy, of the holders of one-third of the total number of shares of SPX stock issued and outstanding constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet or if you attend the Annual Meeting.

     Abstentions are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. In the election of the nominees for director and the amendment of the Stock Compensation Plan, abstentions will have the effect of a vote "against" the proposal. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because the brokers do not have voting authority and have not received voting instructions from you (so-called "broker non-votes") are considered "shares present" for purposes of determining whether a quorum exists. Broker non-votes are not considered as shares voted or having the power to vote and will not affect the outcome of any vote.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

     ELECTION OF DIRECTORS: A majority of the shares present or represented by proxy at the Annual Meeting must approve the election of the directors. If you do not want to vote your shares for a particular nominee, you may indicate that in the space provided on the proxy card or withhold authority as prompted during telephone or Internet voting.

     AMENDMENT OF STOCK COMPENSATION PLAN: Amendment of our Stock Compensation Plan requires that a majority of the shares present or represented by proxy and having the power to vote at the Annual Meeting vote in its favor.

HOW DO I SUBMIT A STOCKHOLDER PROPOSAL?

     You must submit a proposal to be included in our proxy statement for the April 2002 annual meeting in writing no later than November 27, 2001. Your proposal must comply with the proxy rules of the Securities and Exchange Commission (SEC). You should send your proposal to our Secretary at our address on the cover of this proxy statement.

     You also may submit a proposal that you do not want included in the proxy statement but that you want to raise at the April 2002 annual meeting. We must receive your proposal in writing on or after November 26, 2001 but on or before December 26, 2001. If you submit your proposal after the deadline and we choose to consider it at the meeting, then the SEC rules permit individuals named in the proxies solicited by SPX's Board of Directors for that meeting to exercise discretionary voting power as to that proposal, but they are not required to do so.

     To be properly brought before an annual meeting, our by-laws require that your proposal give: (1) a brief description of the business you want to bring before the meeting; (2) your name and address as they appear on our stock records; (3) the class and number of shares of SPX that you beneficially own; and (4) any interest you may have in the business you want to bring before the meeting. You should send your proposal to our Secretary at the address on the cover of this proxy statement.

HOW DO I NOMINATE A DIRECTOR?

     If you wish to recommend a nominee for director for the April 2002 annual meeting, our Secretary must receive your written nomination on or before December 26, 2001. You should submit your proposal to the Secretary at our address on the cover of this proxy statement. Our by-laws require that you provide: (1) your name and address and the name and address of the nominee; (2) a statement that the nominee is a record holder of SPX shares entitled to vote at the meeting and that you plan to appear in person or by proxy at the meeting to make the nomination; (3) a description of all arrangements or understandings under which you are making the nominations; (4) any other information that the rules of the SEC require to be included in a proxy statement; and (5) the nominee's agreement to serve as a director if elected.

WHO PAYS TO PREPARE, MAIL AND SOLICIT THE PROXIES?

     We will pay all of the costs of preparing, mailing and soliciting these proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of SPX common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated. We have retained D.F. King & Company, Inc. to assist us in soliciting proxies for a fee of $7,500 plus expenses.

                             ELECTION OF DIRECTORS

     Seven directors currently serve on our Board of Directors. The directors are divided into three classes. At this Annual Meeting, you will be asked to elect three directors. Each director will serve for a term of three years, until a qualified successor director has been elected, or until he or she resigns or is removed by the Board. The remaining four directors will continue to serve on the Board as described below. The nominees, Sarah R. Coffin, Charles E. Johnson II and David P. Williams, are currently SPX directors.

     Your shares will be voted as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the election of Ms. Coffin and Messrs. Johnson and Williams. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for a nominee, your shares will be voted FOR that other person. The Board does not anticipate that any of the nominees will be unable to serve. The nominees and continuing directors have provided the following information about themselves.

NOMINEES
--------------------------------------------------------------------------------

[PHOTO]                      SARAH R. COFFIN, 48, is Group President, Textile and
                             Coatings Solution Group of BF Goodrich Performance Materials
                             Company, a manufacturer of performance polymer systems and additives. Prior to joining BF Goodrich in 1998, Ms. Coffin was a Vice President with the H.B. Fuller Company. Before
                             that, she held executive positions with G.E. Plastics, a
                             business unit of General Electric Company. She has been a
                             director of SPX since 1995.

[PHOTO]                      CHARLES E. JOHNSON II, 65, is a private investor. Mr.
                             Johnson is a director of Hackley Hospital. He has served on
                             SPX's Board since 1976.

[PHOTO]                      DAVID P. WILLIAMS, 66, is the retired Vice Chairman of The
                             Budd Company, a manufacturer of automobile and truck body
                             components, castings, stampings, chassis frame components, air bag components, automotive heating accessories and cold weather starting aids. He is a director of The Budd Company,
                             Budd Canada, Inc., Standard Federal Bank and Thyssen Budd
                             Automotive. Mr. Williams has served as a director of SPX
                             since 1992.

DIRECTORS CONTINUING UNTIL 2002 ANNUAL MEETING
--------------------------------------------------------------------------------

[PHOTO]                      J. KERMIT CAMPBELL, 62, is currently Chairman of Bering
                             Truck Corporation, whose principal business is the
                             manufacturing and marketing of light, medium and heavy duty trucks. He was formerly Chief Executive Officer of The
                             Prince Group. From 1992 until joining The Prince Group in
                             1995, he was President and Chief Executive Officer of Herman
                             Miller, Inc., a manufacturer of furniture and other products for offices and other work environments. He is a director of
                             Bering Truck Corporation, Advanced Information Systems, Inc.
                             and Advance Mixer Company. Mr. Campbell has been a director of SPX since 1993.

[PHOTO]                      EMERSON U. FULLWOOD, 53, is Corporate Vice President, and
                             President, Regional Operations -- Latin America, Xerox
                             Corporation. He is a director of Threshold, the United Way of Greater Rochester, the Rochester Urban League, the
                             Rochester Area Community Foundation, the Rochester Boy
                             Scouts of America and the Rochester Health Commission. He
                             was formerly a director of General Signal Corporation. Mr.
                             Fullwood has been a director of SPX since 1998.

DIRECTORS CONTINUING UNTIL 2003 ANNUAL MEETING
--------------------------------------------------------------------------------

[PHOTO]                      JOHN B. BLYSTONE, 47, is Chairman, President and Chief
                             Executive Officer of SPX. Prior to that, he was with General
                             Electric Company as Vice President and General Manager of GE
                             Superabrasives from 1991 to 1994 and with Nuovo Pignone and
                             GE Power Systems Europe as President and Chief Executive
                             Officer from 1994 until joining SPX in 1995. He is a
                             director of Worthington Industries, Inc. and the Stern
                             Stewart Advisory Board and is Chairman of the Board of
                             Directors of Inrange Technologies Corporation. Mr. Blystone
                             joined the Board of SPX in 1995.

[PHOTO]                      FRANK A. EHMANN, 67, is the former President and Chief
                             Operating Officer of American Hospital Supply Corporation
                             and United Stationery Corporation. He is a director of
                             American Healthways, Inc. and AHA Investment Funds, Inc. Mr.
                             Ehmann has been a director of SPX since 1988.

                         MEETINGS AND COMMITTEES OF THE
                               BOARD OF DIRECTORS

     The Board of Directors met eight times during 2000. In addition to meetings of the full Board, directors attended meetings of Board committees. The Board of Directors has standing audit, compensation, executive, governance and retirement funds committees. Each director attended at least 75% of the meetings of the Board and of the committees on which he or she served.

AUDIT COMMITTEE

Meetings in 2000: 3

Members:          Charles E. Johnson II, Chairman
                  J. Kermit Campbell
                  Emerson U. Fullwood

Function:         The Audit Committee is responsible for ensuring the integrity of the financial information reported by SPX. The committee recommends the independent auditors, determines the scope of annual audits performed by them and by the internal audit staff, and reviews the results of those audits. The committee also meets with management, the independent auditors and the internal audit staff to review audit results and opinions as well as financial, accounting and internal control matters.
                  The committee has adopted a charter that specifies the composition and responsibilities of the committee. The charter is attached to this proxy statement as Appendix A. Additional information on the committee and its activities is set forth in the Audit Committee Report.

COMPENSATION COMMITTEE

Meetings in 2000: 5

Members:          Frank A. Ehmann, Chairman
                  J. Kermit Campbell
                  Sarah R. Coffin
                  David P. Williams

Function:         The Compensation Committee approves the compensation program for SPX's senior management, including executive employment agreements, stock option grants and other awards under the Stock Compensation Plan as well as awards under the EVA
                  Incentive Compensation Plan.

EXECUTIVE COMMITTEE

Meetings in 2000: 0

Members:          John B. Blystone, Chairman
                  J. Kermit Campbell
                  Charles E. Johnson II
                  Frank A. Ehmann
                  David P. Williams

Function:         The Executive Committee is authorized to act on most matters that arise during the periods between Board meetings.

GOVERNANCE COMMITTEE

Meetings in 2000: 1

Members:          David P. Williams, Chairman
                  John B. Blystone
                  Charles E. Johnson II
                  Frank A. Ehmann

Function:

                 The Governance Committee considers the size, structure and composition of the Board, recommends changes in director compensation to the Board and determines selection and retention criteria for directors. The committee also identifies and recommends possible candidates for director to the Board.

RETIREMENT FUNDS COMMITTEE

Meetings in 2000: 2

Members:          J. Kermit Campbell, Chairman
                  Sarah R. Coffin
                  Emerson U. Fullwood

Function:         The Retirement Funds Committee reviews the investment
                  performance, actuarial assumptions and funding practices of SPX's pension, healthcare and defined contribution plans.

                             DIRECTOR COMPENSATION

     Directors who are SPX employees receive no compensation for their services as directors. Non-employee "outside" directors are compensated under the SPX Corporation 1997 Non-Employee Directors' Compensation Plan. In addition, we reimburse non-employee directors for the expenses of carrying out their duties.

     Under the Non-Employee Directors' Compensation Plan, each non-employee director was granted an option to purchase 1,500 shares of SPX common stock in February 1997, in January 1998 and in January 1999. In February 1999, the Compensation Committee voted to increase the annual non-employee director stock option award to 2,000 shares, commencing with the grant in January 2000. The exercise price of the options is the closing stock price on the date they were granted. Each new non-employee director will be granted an option to purchase 2,000 shares of SPX common stock when he or she is elected. A maximum of 75,000 shares of SPX stock is available for option grants under the Directors' Plan. In the future, the Board may set grant dates for options if shares remain available for issuance. Directors may exercise these options six months after the grant date, or earlier upon a change of control as described in the Directors' Plan. After a non-employee director ceases to be a director, the options remain exercisable until the earlier of the third-year anniversary (one-year anniversary in the event of death) of that date or ten years from the grant date.

     Under the Directors' Plan, each non-employee director also receives an annual cash payment of $25,500 plus an additional cash payment determined by reference to the SPX Corporation EVA Incentive Compensation Plan, which is described in the Compensation Committee Report on Executive Officers' Compensation on page 20. The additional payment, if any, equals the target bonus multiplied by the multiple earned by our Chief Executive Officer for that year under the EVA Plan. This additional payment is made to the non-employee director at the same time and in the same manner as bonuses are paid under the EVA Plan, including application of the bonus reserve provisions. A non-employee director will receive his or her bonus bank balance if he or she ceases to be a director. A non-employee director may defer receipt of the annual cash payment and the additional cash payment at his or her option.

     In February 2000, the Compensation Committee voted to increase the non-employee director target bonus from $5,000 to $10,000. The corporate EVA Plan bonus multiple for 2000 was 2.4785. The amount of the additional cash payment (declared bonus) earned by non-employee directors was $24,785. The plan pays up to the target plus one-third of the remaining balance in the bonus bank. Each non-employee director was paid an EVA bonus of $10,000 (target bonus) plus one-third of the balance of his or her bonus bank, or at least $4,928, depending on his or her bonus bank balance. The remaining $9,857 was credited to his or her bonus bank established under the Directors' Plan.

     Under the Directors' Retirement Plan, which the Board terminated at the end of 1996, a director retiring with ten or more years of service receives an annual pension, payable for life, equal to the annual retainer in effect on the retirement date. A director retiring with more than five but less than ten years of service receives a proration of the ten-year amount. Benefits begin on the later of the director's sixty-fifth birthday or retirement from the Board. Directors will also receive certain lump-sum payments in the event of a change of control as described in the Retirement Plan. We have established a trust to ensure payment of benefits under this plan. Current directors who were covered by the Retirement Plan will receive benefits upon their retirement based on the value of their vested benefits at the Retirement Plan's termination.

                           OWNERSHIP OF COMMON STOCK

DIRECTORS AND EXECUTIVE OFFICERS

     The following table shows how much of the common stock of SPX and of the Class B common stock of Inrange Technologies Corporation, which is a subsidiary of SPX, the named executive officers, the directors and all executive officers and directors as a group beneficially owned as of January 31, 2001. The named executive officers are the Chief Executive Officer and the four other most highly compensated executive officers based on compensation earned during 2000.

     Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or executive officer can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. The numbers of SPX shares beneficially owned by Messrs. Blystone, O'Leary, Kearney, Foreman and Kling and by all directors and executive officers as a group include shares held in the SPX Corporation Retirement Savings and Stock Ownership Plan. Except as otherwise noted, the stockholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.

---------------------------------------------------------------------------------------------------------
                                      SHARES OF
                                     COMMON STOCK      OPTIONS                               PERCENT
         NAMED EXECUTIVE             BENEFICIALLY    EXERCISABLE                 PERCENT    OF VOTING
      OFFICERS AND DIRECTORS            OWNED       WITHIN 60 DAYS     TOTAL     OF CLASS     POWER
---------------------------------------------------------------------------------------------------------
 John B. Blystone
   SPX Common Stock                   214,235(1)        179,600        393,835       1.3         1.3
   Inrange Class B Common              10,000           700,000        710,000       7.4       *
---------------------------------------------------------------------------------------------------------
 J. Kermit Campbell
   SPX Common Stock                     6,605             6,912         13,517      *          *
   Inrange Class B Common              10,000             7,000         17,000      *          *
---------------------------------------------------------------------------------------------------------
 Sarah R. Coffin
   SPX Common Stock                     2,890             8,906         11,796      *          *
   Inrange Class B Common              10,000             7,000         17,000      *          *
---------------------------------------------------------------------------------------------------------
 Frank A. Ehmann
   SPX Common Stock                     5,368            13,490         18,858      *          *
   Inrange Class B Common              10,000             7,000         17,000      *          *
---------------------------------------------------------------------------------------------------------
 Robert B. Foreman
   SPX Common Stock                       742                 0            742      *          *
   Inrange Class B Common               3,500            70,000         73,500      *          *
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                      SHARES OF
                                     COMMON STOCK      OPTIONS                               PERCENT
         NAMED EXECUTIVE             BENEFICIALLY    EXERCISABLE                 PERCENT    OF VOTING
      OFFICERS AND DIRECTORS            OWNED       WITHIN 60 DAYS     TOTAL     OF CLASS     POWER
---------------------------------------------------------------------------------------------------------
 Emerson U. Fullwood
   SPX Common Stock                         0             4,000          4,000      *          *
   Inrange Class B Common              10,000             7,000         17,000      *          *
---------------------------------------------------------------------------------------------------------
 Charles E. Johnson II
   SPX Common Stock                    59,348(2)          8,553         67,901      *          *
   Inrange Class B Common              10,000             7,000         17,000      *          *
---------------------------------------------------------------------------------------------------------
 Christopher J. Kearney
   SPX Common Stock                    11,620            53,396         65,016      *          *
   Inrange Class B Common              10,000            70,000         80,000      *          *
---------------------------------------------------------------------------------------------------------
 Lewis M. Kling
   SPX Common Stock                     3,807(3)         21,521         25,328      *          *
   Inrange Class B Common              10,000            70,000         80,000      *          *
---------------------------------------------------------------------------------------------------------
 Patrick J. O'Leary
   SPX Common Stock                    18,728            76,984         95,712      *          *
   Inrange Class B Common              10,000           200,000        210,000       2.3       *
---------------------------------------------------------------------------------------------------------
 David P. Williams
   SPX Common Stock                     6,742             8,058         14,800      *          *
   Inrange Class B Common              10,000             7,000         17,000      *          *
---------------------------------------------------------------------------------------------------------
 All directors and executive
 officers as a group (12 persons)
   SPX Common Stock                   361,193           423,455        784,648      *          *
   Inrange Class B Common             113,500         1,159,000      1,272,500      12.7        12.7
---------------------------------------------------------------------------------------------------------

 *  Less than 1%.

(1) Includes 114,242 shares held by the John B. Blystone Investment Partners LP, a limited family trust. Does not include 190 shares held by The Blystone Foundation as to which Mr. Blystone disclaims beneficial ownership. Mr. Blystone, his wife and Mr. Kearney are directors of The Blystone Foundation.

(2) Includes 20,040 shares owned by Mr. Johnson's wife.

(3) Includes 235 shares owned by Mr. Kling's wife.

OTHER PRINCIPAL SPX STOCKHOLDERS

     This table shows, as of January 31, 2001, all stockholders other than directors and named executive officers that we know to be beneficial owners of more than 5% of SPX common stock based on information filed with the SEC on
Schedule 13G. The percent of class held is based on 31,139,762 shares of SPX common stock outstanding on that date.

----------------------------------------------------------------------------------------------------
                      NAME AND ADDRESS                               AMOUNT OF          PERCENT
                    OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP    OF CLASS
----------------------------------------------------------------------------------------------------
 FMR Corp. (Fidelity Investments)                                   3,038,493(1)          9.76
   82 Devonshire Street
   Boston, MA 02109
----------------------------------------------------------------------------------------------------
 Citigroup Inc.                                                     2,191,902(2)          7.04
   399 Park Avenue
   New York, NY 10043
----------------------------------------------------------------------------------------------------

(1) Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp. and an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, is the beneficial owner of 2,971,956 shares of SPX common stock. FMR Corp. has sole voting power with respect to 66,537 of the shares, shared voting power with respect to none of the shares, sole dispositive power with respect to all 3,038,493 of the shares and shared dispositive power with respect to none of the shares.

(2) Citigroup Inc. is the sole stockholder of Salomon Smith Barney Holdings, which is the sole stockholder of SSB Citi Fund Management LLC. Citigroup and Salomon Smith Barney Holdings each have shared voting and dispositive power with respect to all 2,191,902 of the shares, and SSB Citi Fund has shared voting and dispositive power with respect to 1,646,556 of the shares.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that SPX's executive officers, directors and 10% stockholders file reports of ownership and changes of ownership of SPX common stock with the SEC. Based on a review of copies of these reports provided to us and written representations from executive officers and directors, we believe that all filing requirements were met during 2000.

                             EXECUTIVE COMPENSATION

     This table summarizes the compensation for the Chief Executive Officer and the other four most highly compensated executive officers of SPX.

                              SUMMARY COMPENSATION

---------------------------------------------------------------------------------------------------------------
                                                                              LONG-TERM
                                                                             COMPENSATION
                                                                             ------------
                                                 ANNUAL COMPENSATION            AWARDS
-----------------------------------------------------------------------------------------
                                                                              SECURITIES
                NAME AND                                                      UNDERLYING       ALL OTHER
           PRINCIPAL POSITION              YEAR    SALARY        BONUS        OPTIONS(1)    COMPENSATION(2)
---------------------------------------------------------------------------------------------------------------
 John B. Blystone                          2000   $900,000   $1,962,720      1,185,485        $152,592
     Chairman, President and Chief                                             700,000(3)
     Executive Officer                     1999    775,000    1,951,836      1,114,593         109,305
                                           1998    700,000    1,411,099        136,890         102,408
---------------------------------------------------------------------------------------------------------------
 Patrick J. O'Leary                        2000   $479,028     $865,589        576,984         $69,572
     Vice President Finance, Treasurer                                         200,000(3)
     and Chief Financial Officer           1999    400,000      798,849        535,000          43,960
                                           1998    333,333      479,204         52,251          34,065
---------------------------------------------------------------------------------------------------------------
 Christopher J. Kearney                    2000   $300,000     $471,817        288,895         $44,025
     Vice President, Secretary and                                              70,000(3)
     General Counsel                       1999    280,000      460,487         29,925          30,179
                                           1998    260,000      323,579        125,000          18,500
---------------------------------------------------------------------------------------------------------------
 Lewis M. Kling                            2000   $265,000     $542,261        276,911         $44,549
     Vice President, Communications and                                         70,000(3)
     Technology Systems                    1999    250,000      510,792         30,000          18,788
     (October 6, 1998 to present)          1998     46,476      305,000(4)      15,000              --
---------------------------------------------------------------------------------------------------------------
 Robert B. Foreman                         2000   $300,000     $355,940        275,000         $44,418
     Vice President, Human Resources                                            70,000(3)
     (May 10, 1999 to present)             1999    165,000      361,869(5)     150,000          86,754(5)
---------------------------------------------------------------------------------------------------------------

(1) Consists of options to acquire SPX common stock, except as otherwise indicated.

(2) For 2000, All Other Compensation consisted of matching contributions to the SPX 401(k) plan, and, in the case of Mr. Foreman only, $11,502 in relocation expenses.

(3) Consists of options to acquire Class B common stock of Inrange Technologies Corporation.

(4) Mr. Kling's bonus in 1998 was based on his service to General Signal as well as his service to SPX.

(5) Upon joining SPX in 1999, Mr. Foreman received a $100,000 bonus and $74,869 in relocation expenses.

                             OPTION GRANTS IN 2000

     This table gives information relating to SPX and Inrange option grants during 2000 to the executive officers listed in the Summary Compensation Table.

------------------------------------------------------------------------------------------------------------------------
                                                         INDIVIDUAL GRANTS
                              ------------------------------------------------------------------------
                                           PERCENT OF
                                             TOTAL                              VESTING
                              SECURITIES    OPTIONS                EXERCISE    DATE WHEN                    GRANT
                              UNDERLYING   GRANTED TO               PRICE       OPTION                      DATE
                               OPTIONS     EMPLOYEES    DATE OF      PER         FIRST      EXPIRATION     PRESENT
            NAME               GRANTED      IN 2000      GRANT      SHARE     EXERCISABLE      DATE      VALUE(1)(2)
------------------------------------------------------------------------------------------------------------------------
 John B. Blystone
  SPX Grants                   65,000          1.87       1/3/00   $77.8125       1/3/02       1/2/10    $2,382,925
                               13,728(3)       0.39      2/14/00    79.4375      2/14/00      1/13/07       513,784
                               19,942(3)       0.57       3/1/00    98.125        3/1/00       1/1/08       921,926
                                9,662(3)       0.28       3/1/00    98.125        3/1/00      1/13/07       446,678
                                6,513(3)       0.19       6/7/00   116.75         6/7/00       1/1/08       358,250
                                4,478(3)       0.13       6/7/00   116.75         6/7/00     12/17/05       235,917
                               21,729(3)       0.62      8/14/00   172.9375      8/14/00     12/17/05     1,665,241
                              250,000          7.19      8/22/00   210.00        8/22/05      8/22/10    18,496,519
                              250,000          7.19      8/22/00   240.00        8/22/05      8/22/10    16,534,951
                              250,000          7.19      8/22/00   270.00        8/22/05      8/22/10    14,838,807
                              250,000          7.19      8/22/00   300.00        8/22/05      8/22/10    13,365,136
                               23,953(3)       0.69       9/1/00   172.00         9/1/00     12/17/05     1,817,044
                                9,720(3)       0.28       9/1/00   172.00         9/1/00      1/13/07       787,667
                               10,760(3)       0.31       9/1/00   172.00         9/1/00      1/13/07       871,944
  Inrange Grants              700,000          8.19      6/29/00    13.00        6/29/00      6/29/10     5,425,000
------------------------------------------------------------------------------------------------------------------------
 Patrick J. O'Leary
  SPX Grants                   35,000          1.01       1/3/00    77.8125       1/3/02       1/2/10     1,283,114
                               16,042(3)       0.46      2/14/00    79.4375      2/14/00       1/2/08       600,388
                                8,306(3)       0.24      2/14/00    79.4375      2/14/00     10/13/06       310,860
                                9,373(3)       0.27      8/14/00   172.9375      8/14/00     10/13/06       763,687
                                2,367(3)       0.07      8/14/00   172.9375      8/14/00     10/13/06       192,857
                                5,896(3)       0.17      8/14/00   172.9375      8/14/00     10/13/06       480,390
                              125,000          3.59      8/22/00   210.00        8/22/05      8/21/10     9,248,260
                              125,000          3.59      8/22/00   240.00        8/22/05      8/21/10     8,267,476
                              125,000          3.59      8/22/00   270.00        8/22/05      8/21/10     7,419,404
                              125,000          3.59      8/22/00   300.00        8/22/05      8/21/10     6,682,568
  Inrange Grants              200,000          2.34      6/29/00    13.00        6/29/00      6/29/10     1,550,000
------------------------------------------------------------------------------------------------------------------------
 Christopher J. Kearney
  SPX Grants                   25,000          0.72       1/3/00    77.8125       1/3/02       1/2/10       916,510
                                4,837(3)       0.14      3/23/00   117.00        3/23/00       2/9/07       266,630
                               62,500          1.80      8/22/00   210.00        8/22/05      8/21/10     4,624,130
                               62,500          1.80      8/22/00   240.00        8/22/05      8/21/10     4,133,738
                               62,500          1.80      8/22/00   270.00        8/22/05      8/21/10     3,709,702
                               62,500          1.80      8/22/00   300.00        8/22/05      8/21/10     3,341,284
                                7,073(3)       0.20      9/25/00   144.00        9/25/00       2/9/07       479,859
                                1,375(3)       0.04      9/25/00   144.00        9/25/00       2/9/07        93,285
                                  610(3)       0.02      9/25/00   144.00        9/25/00       1/1/08        41,385
  Inrange Grants               70,000          0.82      6/29/00    13.00        6/29/00      6/29/10       542,500
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                         INDIVIDUAL GRANTS
                                           PERCENT OF
                                             TOTAL                              VESTING
                              SECURITIES    OPTIONS                EXERCISE    DATE WHEN                    GRANT
                              UNDERLYING   GRANTED TO               PRICE       OPTION                      DATE
                               OPTIONS     EMPLOYEES    DATE OF      PER         FIRST      EXPIRATION     PRESENT
            NAME               GRANTED      IN 2000      GRANT      SHARE     EXERCISABLE      DATE      VALUE(1)(2)
------------------------------------------------------------------------------------------------------------------------
 Robert B. Foreman
  SPX Grants                   25,000          0.72       1/3/00    77.8125       1/3/02       1/2/10       916,510
                               62,500          1.80      8/22/00   210.00        8/22/05      8/21/10     4,624,130
                               62,500          1.80      8/22/00   240.00        8/22/05      8/21/10     4,133,738
                               62,500          1.80      8/22/00   270.00        8/22/05      8/21/10     3,709,702
                               62,500          1.80      8/22/00   300.00        8/22/05      8/21/10     3,341,284
  Inrange Grants               70,000          0.82      6/29/00    13.00        6/29/00      6/29/10       542,500
------------------------------------------------------------------------------------------------------------------------
 Lewis M. Kling
  SPX Grants                   25,000          0.72       1/3/00    77.8125       1/3/02       1/2/10       916,510
                               62,500          1.80      8/22/00   210.00        8/22/05      8/21/10     4,624,130
                               62,500          1.80      8/22/00   240.00        8/22/05      8/21/10     4,133,738
                               62,500          1.80      8/22/00   270.00        8/22/05      8/21/10     3,709,702
                               62,500          1.80      8/22/00   300.00        8/22/05      8/21/10     3,341,284
                                1,911(3)       0.05     10/26/00   117.00       10/26/00     10/13/08       105,340
  Inrange Grants               70,000          0.82      6/29/00    13.00        6/29/00      6/29/10       542,500
------------------------------------------------------------------------------------------------------------------------

(1) The estimated grant date present value of each SPX option granted is calculated using the Black-Scholes model. The model assumes: (a) an option term of six years expected until exercise; (b) a 6.18% interest rate, which represents the interest rate on a U.S. Treasury security with a maturity date corresponding to the expected option term; (c) a 37.3% expected stock volatility, based on monthly price and dividend data for the six-year period ending in the grant month; and (d) a 0% dividend yield. The model does not adjust for vesting requirements, non-transferability or forfeiture risk.

(2) The estimated grant date present value of each Inrange option granted is calculated using the Black-Scholes model. The model assumes: (a) an option term of six years expected until exercise; (b) a 6.30% interest rate, which represents the interest rate on a U.S. Treasury security with a maturity date corresponding to the expected option term; (c) a 56.1% expected stock volatility; and (d) a 0% dividend yield. The model does not adjust for vesting requirements, non-transferability or forfeiture risk.

(3) These options were granted pursuant to our Stock Compensation Plan as "reload options" to replace shares surrendered in payment of the exercise price and withholding tax obligations with respect to option exercises. Under the terms of the plan, the shares surrendered become available for reissuance. Therefore, the surrender of shares and the corresponding issuance of "reload options" have no net effect on the number of shares available for issuance under the plan.

     The options listed in the preceding table were granted on the dates indicated. All of the SPX options except the options granted on August 22, 2000 were granted pursuant to the SPX Corporation 1992 Stock Compensation Plan. The options granted under the plan are non-qualified options with a ten-year term. The exercise price for options granted under the plan equals the fair market value of SPX stock on the date the options were granted. The options vest as to half of the shares underlying the option two years after the grant date and as to the remaining shares three years after the grant date. Upon exercise, the executive officer may surrender some of the shares of SPX stock he or she received, or may surrender already owned shares in order to pay the exercise price and withholding tax obligations and receive a "reload option" for the number of shares surrendered. A reload option has an exercise price equal to the then current market value and expires at the same time that the exercised option would have expired. The SPX grants shown above, other than the grants on January 3, 2000 and the non-plan grants on August 22, 2000, were reload options.

     All of the Inrange options were granted under the Inrange 2000 Stock Compensation Plan and have ten-year terms and exercise prices equal to the fair market value on the grant date. In general, options granted under the plan become exercisable over a six-year period, vesting as to 12 1/2% on the second anniversary of the grant date, 25% on each of the third, fourth and fifth anniversaries of the grant date and the remaining 12 1/2% on the sixth anniversary of the grant date. Inrange options granted to SPX executive officers and directors in June 2000 were fully vested at the time of grant; however, the executive officers agreed not to dispose of the shares underlying those options until six months after Inrange's initial public offering. That restriction expired in late March 2001. Upon exercise, the option holder may surrender some of the shares of Inrange stock he or she received, or may surrender already owned shares in order to pay the exercise price and withholding tax obligations. The Inrange options also have a reload feature.

                          OPTION EXERCISES IN 2000 AND
                          2000 YEAR-END OPTION VALUES

     We designed our Stock Compensation Plan to encourage employees to exercise their options and convert their options into share ownership. This table provides information regarding the exercise of options during 2000 by the CEO and the other four most highly compensated executives. The "value realized" is calculated using the difference between the option exercise price and the price of SPX common stock or Inrange Class B common stock on the date of exercise multiplied by the number of shares subject to the option. The "value of unexercised in-the-money options at year end 2000" is calculated using the difference between the option exercise price and $108.1875 (the price of SPX common stock on the last trading day of the year) or $16.9375 (the price of Inrange Class B common stock on the last trading day of the year) multiplied by the number of shares underlying the option. An option is in-the-money if the market value of the common stock subject to the option is greater than the exercise price.

---------------------------------------------------------------------------------------------------------------------------
                                                               SECURITIES UNDERLYING           VALUE OF UNEXERCISED
                                 SHARES                        UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                               ACQUIRED ON      VALUE              YEAR END 2000                   YEAR END 2000
            NAME                EXERCISE      REALIZED     EXERCISABLE(1)   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------------
 John B. Blystone
  SPX Options                     44,779     $11,940,636      179,600         3,162,500     $  457,294     $44,650,555
  Inrange Options                      0              --      700,000                 0      2,756,250              --
---------------------------------------------------------------------------------------------------------------------------
 Patrick J. O'Leary
  SPX Options                     14,378       3,612,439       76,984         1,252,500        700,066      10,033,843
  Inrange Options                      0              --      200,000                 0        787,500              --
---------------------------------------------------------------------------------------------------------------------------
 Christopher J. Kearney
  SPX Options                      7,751       1,935,227       53,396           387,500        535,253       5,688,843
  Inrange Options                      0              --       70,000                 0        275,625              --
---------------------------------------------------------------------------------------------------------------------------
 Robert B. Foreman
  SPX Options                          0              --            0           450,000             --       5,069,187
  Inrange Options                      0              --       70,000                 0        275,625              --
---------------------------------------------------------------------------------------------------------------------------
 Lewis M. Kling
  SPX Options                        979         112,554       14,021           305,000        321,559       2,657,031
  Inrange Options                      0              --       70,000                 0        275,625              --
---------------------------------------------------------------------------------------------------------------------------

(1) The executives agreed not to dispose of shares the underlying Inrange options until six months after Inrange's initial public offering. That restriction expired in late March 2001.

                                 PENSION PLANS

     You can determine the annual pension benefits payable to the executive officers named in the Summary Compensation Table from the table below. Their estimated years of credited service at normal retirement age are as follows: Mr. Blystone, 23 years; Mr. O'Leary, 26 years; Mr. Kearney, 23 years; Mr. Foreman, 23 years; and Mr. Kling, 13 years. Covered compensation is based on salary and bonus as shown in the Summary Compensation Table.

---------------------------------------------------------------------------------------------------------------
                                                   YEARS OF CREDITED SERVICE
    FINAL THREE-     ------------------------------------------------------------------------------------------
    YEAR AVERAGE
    COMPENSATION        15 YEARS          20 YEARS          25 YEARS          30 YEARS          35 YEARS
---------------------------------------------------------------------------------------------------------------
     $  200,000        $  116,000        $  116,000        $  116,000        $  116,000        $  123,500
        300,000           174,000           174,000           174,000           174,000           185,250
        400,000           232,000           232,000           232,000           232,000           247,000
        500,000           290,000           290,000           290,000           290,000           308,750
        600,000           348,000           348,000           348,000           348,000           370,500
        700,000           406,000           406,000           406,000           406,000           432,250
        800,000           464,000           464,000           464,000           464,000           494,000
        900,000           522,000           522,000           522,000           522,000           555,750
      1,000,000           580,000           580,000           580,000           580,000           617,500
      1,200,000           696,000           696,000           696,000           696,000           741,000
      1,400,000           812,000           812,000           812,000           812,000           864,500
      1,600,000           928,000           928,000           928,000           928,000           988,000
      1,800,000         1,044,000         1,044,000         1,044,000         1,044,000         1,111,500
      2,000,000         1,160,000         1,160,000         1,160,000         1,160,000         1,235,000
      2,200,000         1,276,000         1,276,000         1,276,000         1,276,000         1,358,500
      2,400,000         1,392,000         1,392,000         1,392,000         1,392,000         1,482,000
      2,600,000         1,508,000         1,508,000         1,508,000         1,508,000         1,605,500
      2,800,000         1,624,000         1,624,000         1,624,000         1,624,000         1,729,000
      3,000,000         1,740,000         1,740,000         1,740,000         1,740,000         1,852,500
      3,200,000         1,856,000         1,856,000         1,856,000         1,856,000         1,976,000
      3,400,000         1,972,000         1,972,000         1,972,000         1,972,000         2,099,500
      3,600,000         2,088,000         2,088,000         2,088,000         2,088,000         2,223,000
---------------------------------------------------------------------------------------------------------------

     The annual retirement benefits are computed on the basis of a straight life annuity. The amounts shown may be reduced by the sum of the executive's primary Social Security benefit and any pension benefits payable from prior employer plans. The benefits shown in the table are payable from SPX's qualified pension plan and Supplemental Retirement Plan for officers and other key executives at the normal retirement age of 65. A participant may retire as early as age 55, but benefits payable at early retirement are subject to reductions from age 62 that approximate actuarial values.

                     CHANGE-OF-CONTROL SEVERANCE AGREEMENTS

     We have entered into change-of-control severance agreements with our executive officers, including Messrs. O'Leary, Kearney, Foreman and Kling. In addition, we have entered into an employment agreement with Mr. Blystone that also includes change-of-control severance provisions. Mr. Blystone's employment agreement is described below under the heading "Employment Agreements". The change-of-control severance agreements for Messrs. O'Leary, Kearney, Foreman and Kling provide for the payment of compensation and benefits if the executive's employment terminates following a change of control. Under these agreements a change of control generally includes the acquisition by another person of 20% or more of the voting power of our securities (including in an exchange or tender offer), the sale of all or substantially all of our assets, certain mergers or consolidations (except where our stockholders continue to hold at least 80% of the voting power of the new or surviving entity), or a change in the majority of the Board within a two-year period.

     The agreements are effective for at least three years after execution. Thereafter, the agreements will be extended annually unless we give proper notice of our election not to extend. If a change of control occurs during the term of an agreement, the agreement will remain in effect for three years following the change of control.

     If an executive's employment is terminated after a change of control, he or she will generally receive additional compensation only if the termination was by us without cause, by his or her election after 30 days following a change of control, or because of a reduction in salary, benefits or responsibilities. If an executive's employment is terminated after a change of control, but not for one of these reasons, he or she will generally receive normal severance pay, certain accrued vested benefits, a prorated bonus, vacation pay, deferred compensation and amounts payable under the EVA Plan. An executive whose employment is terminated after a change of control without cause or because of one of the reasons described above will receive the following additional benefits: (1) three times his or her base salary and annual target bonus; (2) continued health care coverage for three years; (3) continued life insurance coverage for three years in an amount equal to twice his or her base salary and thereafter in an amount equal to one times base salary for the rest of his or her life; (4) full vesting and three additional years of credit under our qualified pension plan, excess pension plan and supplemental retirement plan;
(5) lump-sum payment under our supplemental retirement savings plan; (6) prorated award under the EVA Plan; (7) removal of any restrictions on restricted stock; (8) payment of any federal excise taxes; and (9) reimbursement of legal and tax audit fees incurred as a result of the termination. We have established a trust to ensure payment of the compensation and benefits to all executives whose employment is terminated after a change of control.

                             EMPLOYMENT AGREEMENTS

     We are party to an employment agreement with Mr. Blystone that provides for his employment through December 31, 2001, with an automatic three-year extension that is subject to early termination under certain circumstances. Under the agreement, we paid Mr. Blystone $900,000 in 2000. During the term of his employment, he is eligible for an annual cash bonus based upon the terms of the bonus plan as in effect from time-to-time for our senior executives, as adopted by the Board of Directors and administered by the Compensation Committee. The terms of the EVA Plan as they affect Mr. Blystone may not be changed without his consent. Any annual bonus for Mr. Blystone must be based on a target award equal to 80% of his annual base salary midpoint. On December 12, 2000, the Compensation Committee amended his target award bonus percentage, increasing it from 80% to 100% of his base salary. This change became effective on January 1, 2001.

     In connection with entering into this agreement, in February 1997, the Compensation Committee granted Mr. Blystone an option to purchase a total of 1,000,000 shares of SPX stock, at various exercise prices. The option has a ten-year term and no portion of the option vests prior to January 1, 2002. The option grant was not made under the 1992 Stock Compensation Plan. Mr. Blystone will continue to receive annual option awards under the 1992 Stock Compensation Plan and may receive additional non-plan grants.

     If Mr. Blystone voluntarily resigns or his employment is terminated for cause, he will receive the compensation and benefits earned to date, but will forfeit any options, restricted stock or other unvested benefits. If Mr. Blystone dies or is disabled, he will receive compensation and benefits earned and full payment of his individual bonus reserve balance under the EVA Plan. In addition, all options, restricted stock and other equity or incentive compensation awards will fully vest. Mr. Blystone's agreement provides for the payment of compensation and benefits following a change of control of SPX. For purposes of Mr. Blystone's agreement, a change of control includes the acquisition by another person of 20% or more of the voting power of our securities (including in an exchange or tender offer), the sale of all or substantially all of our assets, certain mergers or consolidations (except where our stockholders continue to hold at least 80% of the voting power of the new or surviving entity), or a change in the majority of the Board within a two-year period.

     If we terminate Mr. Blystone's employment without cause or if he resigns for good reason, he will receive certain items in addition to those described above. These items include: (1) a pro rata bonus payment for the year of termination; (2) a lump sum payment equal to three times his then annual salary and target bonus; (3) continuation of employee benefits and perquisites for the lesser of three years or until he obtains those benefits and perquisites from another employer; (4) vesting of benefits under our supplemental pension plan with credit for three additional years of service and the salary and bonus continuation reflected by the lump sum salary and bonus payments; (5) outplacement services; and (6) a stock depreciation right that obligates us to pay him the amount by which the average closing price of SPX common stock exceeds his gross selling price for shares of SPX common stock (including any shares acquired by option exercises) during the five trading days prior to the termination of his employment so long as he gives us written notice of his intention to sell within 20 days after termination. If any amounts or benefits Mr. Blystone receives are subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, he is also entitled to an additional "gross-up" payment equal to the amount of the excise tax plus any taxes imposed on the gross-up payment.

DEATH BENEFIT PLAN FOR KEY MANAGERS

     As part of the total compensation package developed to assist us in attracting and retaining top quality managers, in 1985 we adopted a death benefit plan for certain key managers. As of January 31, 2001, 10 active key managers, including the officers named in the Summary Compensation Table, and 44 retired managers were participating in the plan. If a participant dies before retirement, his or her beneficiary will receive a payment that, when adjusted for income taxes, equals twice the amount of his or her base salary as of the date he or she died. If a participant dies after retirement, his or her beneficiary will receive a payment after adjustment for income taxes equal to one times his or her base salary as of the date of death.

                         COMPENSATION COMMITTEE REPORT
                      ON EXECUTIVE OFFICERS' COMPENSATION

     The Compensation Committee of the Board of Directors is composed of four independent non-employee directors. The committee considers and approves SPX's compensation program for senior management, including executive officers. Key objectives of the committee are to: (1) attract and retain highly qualified executives to manage SPX and its operating divisions and (2) provide strong financial incentives for senior management to maximize value for SPX's stockholders. The committee believes that the total compensation program provides strong incentives to maximize stockholder value with a reasonable balance between SPX's need to retain strong senior management and the cost to stockholders.

     Executive compensation consists of base salary, an annual bonus opportunity under the EVA Incentive Compensation Plan and stock options.

BASE SALARY

     Each executive officer receives a base salary, which the Compensation Committee determines annually based on a periodic review of industry competitive market data. The committee studies the industry market data and uses it to guide them in the setting of officer pay, while factoring into account experience and performance. The committee most recently reviewed industry data in December 1999.

ANNUAL BONUSES

     The EVA Incentive Compensation Plan provides for awards based on improvements in Economic Value Added (EVA). EVA is a measure of operating profit after the deduction of all costs, including the cost of SPX's debt and equity capital. An EVA Plan bonus has three components: (1) a target bonus; (2) the EVA improvement in excess of expected EVA improvement; and (3) a bonus bank.

     The annual bonus for a participant in the EVA Plan is the sum of his or her target bonus plus a share of the excess EVA improvement. Target bonuses are a percentage of the annual salary for each of the executive officer positions. In 2000, those payments were 80% for the Chief Executive Officer and 60 to 70% for the other executive officers. The expected EVA improvement was $12.3 million for 2000 and increases 15% a year thereafter. The excess EVA improvement may be a negative number if the actual amount of EVA improvement falls short of the expected EVA improvement. The CEO's share of excess EVA improvement was 3.8% in 1999 and 4.4% in 2000. The aggregate share for all other executive officers was 6.0% in 1999 and 5.3% in 2000.

     The amount of the bonus each executive officer earns is credited to his or her bonus bank balance. The maximum bonus payable to an executive equals the amount of his or her bonus bank, up to the amount of the target bonus, plus one-third of the amount by which the bonus bank balance exceeds the target bonus. He or she automatically receives 80% of that amount and will receive the remaining 20% if he or she has attained individual performance goals. Any portion of the 20% that is not paid is forfeited and is not credited back to the bonus bank.

     The beginning balance of an executive officer's bonus bank for the following year equals the previous year's balance less the amount of the maximum bonus that he or she may receive. The executive officer receives no bonus when the bonus bank balance is negative. Negative bonus bank balances are carried forward to offset future bonuses.

STOCK OPTIONS

     Executive officers may receive annual stock option grants based on a fixed number of shares of stock, without regard to the price of the stock at the time of grant. Under this fixed share approach, the number of shares granted is not increased to offset a decline in the stock price or decreased to offset an increase in stock price. In January 2000, the Compensation Committee granted stock options to the executive officers as shown in the table on page 13.

     In August 2000, we made an extraordinary grant of options to purchase 1,000,000 shares of SPX stock to Mr. Blystone, 500,000 shares to Mr. O'Leary and 250,000 shares to each of Messrs. Kearney, Foreman and Kling. These options were significantly out-of-the-money when they were granted, which means that the exercise price of these options was greater than the current market value of SPX stock on the grant date. The options vest five years after the grant date.

COMPENSATION OF THE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

     Mr. Blystone received compensation in 2000 in accordance with the terms of his employment agreement, which is described on page 18. He received an annual base salary of $900,000 and a bonus under the EVA Plan of $1,962,720.

     Mr. Blystone's EVA target bonus was 80% of his annual salary in 2000. For 2000, his declared bonus was $1,784,520, based on a target bonus of $720,000 and the SPX corporate EVA Plan bonus multiple for 2000 of 2.4785. His declared bonus was credited to his bonus bank, which had a balance of $2,663,640 at the beginning of 2000.

     The EVA Plan pays a maximum of target bonus ($720,000) plus one-third of the remaining balance in his bonus bank ($1,242,720) for a total in 2000 of $1,962,720. Mr. Blystone received the maximum bonus available to him under the EVA Plan, 80% of which was paid automatically and 20% of which was paid upon the Compensation Committee's determination that he attained all of his personal performance goals for 2000. The remainder of Mr. Blystone's bonus bank balance, $2,485,440, will be carried forward to 2001.

DEDUCTIBILITY OF COMPENSATION

     The policy of the Compensation Committee with respect to Section 162(m) of the Internal Revenue Code is to establish and maintain a compensation program that will optimize the deductibility of compensation. The Compensation Committee, however, reserves the right to use its judgment, where merited by the need for flexibility to respond to changing business conditions or by an executive officer's individual performance, to authorize compensation that may not, in a specific case, be fully deductible by SPX.

                                           Compensation Committee

                                           Frank A. Ehmann, Chairman
                                           J. Kermit Campbell
                                           Sarah R. Coffin
                                           David P. Williams

                              COMPANY PERFORMANCE

     This graph shows a five-year comparison of cumulative total returns for SPX, the S&P 500 Composite Index and the S&P Capital Goods Index. The graph assumes an initial investment of $100 on December 31, 1995 and the reinvestment of dividends.

                              [PERFORMANCE GRAPH]

----------------------------------------------------------------------------------------------------------------------
                                1995           1996           1997           1998           1999           2000
----------------------------------------------------------------------------------------------------------------------
 SPX Corporation                $100.00        $248.56        $443.58        $430.72        $519.52        $695.50
----------------------------------------------------------------------------------------------------------------------
 S&P 500                         100.00         122.96         163.99         210.86         255.22         231.99
----------------------------------------------------------------------------------------------------------------------
 S&P Capital Goods               100.00         132.15         167.25         190.77         245.97         254.68
----------------------------------------------------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the SPX Board of Directors is composed of three directors who are independent, as defined in the listing standards of the New York Stock Exchange. The Audit Committee reviews SPX's financial reporting process on behalf of the Board of Directors and is responsible for ensuring the integrity of the financial information reported by SPX. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

     In this context, we have met and held discussions with management and Arthur Andersen LLP, SPX's independent auditors. Management represented to us that SPX's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and we have reviewed and discussed the consolidated financial statements with management and the independent auditors. We discussed with the independent auditors matters required to be discussed by Statement of Auditing Standards No. 61 (Communication With Audit Committees), under which Arthur Andersen must provide us with additional information regarding the scope and results of its audit of SPX's financial statements.

     In addition, we have discussed with Arthur Andersen their independence from SPX and its management, including matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

     We discussed with SPX's internal and independent auditors the overall scope and plans for their respective audits. We met with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of SPX's internal controls, and the overall quality of SPX's financial reporting.

     In reliance on the reviews and discussions referred to above, we recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in SPX's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.
                                           Audit Committee:
                                           Charles E. Johnson II, Chairman
                                           J. Kermit Campbell
                                           Emerson U. Fullwood

                   AMENDMENT OF 1992 STOCK COMPENSATION PLAN

     The Board of Directors has approved an amendment to the 1992 Stock Compensation Plan to increase the number of shares reserved for issuance under the Plan from 5,000,000 to 10,000,000. The Board recommends that you approve this amendment. The following summary of the Plan describes the basic features of the Plan, however, it is not complete and, therefore, you should not rely solely on it for a detailed description of every aspect of the Plan.

THE STOCK OPTION PLAN GENERALLY

     The Board originally adopted, and the stockholders approved, the Plan effective as of December 15, 1992. The Plan was amended and restated effective December 10, 1997 and amended effective August 26, 1998 and April 26, 1999. No awards may be granted under the Plan after December 15, 2002.

     Under the Plan, the Compensation Committee may grant stock-based incentives to key employees, including employees who are officers and members of the Board. Non-employee directors may not receive options under the Plan; however, prior to amendment of the Plan in 1996, non-employee directors were eligible to and did receive option grants under the Plan. Awards under the Plan may be in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and performance units. The Compensation Committee has awarded 5,000 stock appreciation rights, but has never awarded restricted stock or performance units under the Plan.

SHARES AVAILABLE FOR THE PLAN

     We presently have 5,000,000 shares of common stock reserved for issuance under the Plan, of which approximately 700,000 remain available for future grants. The Board proposes to amend the Plan to increase the number of shares issuable under the Plan from 5,000,000 to 10,000,000. We have broad-based participation in our Stock Compensation Plan and anticipate that our pending acquisition of United Dominion Industries Limited, which will double our employee population, will substantially increase our option share requirements.

     The number of shares underlying awards made to any one participant in a fiscal year may not exceed 2,000,000 shares. The number of shares that can be issued and the number of shares subject to outstanding options may be adjusted in the event of a stock split, stock dividend, recapitalization or other similar event affecting the number of shares of SPX's outstanding common stock. In that event, the Compensation Committee may also make appropriate adjustments to any stock appreciation rights, restricted stock or performance units outstanding under the Plan.

PLAN ADMINISTRATION

     The Compensation Committee administers the Plan. Subject to the specific provisions of the Plan, the committee determines award eligibility, timing and the type, amount and terms of the awards. The committee also interprets the Plan, establishes rules and regulations under the Plan and makes all other determinations necessary or advisable for the Plan's administration.

STOCK OPTIONS

     Options under the Plan may be either "incentive stock options," as defined under the tax laws, or non-qualified stock options. The per share exercise price may not be less than the fair market value of SPX common stock on the date the option is granted. The Compensation Committee may specify any period of time following the date of grant during which options are exercisable, so long as the exercise period is not more than 10 years. Incentive stock options are subject to additional limitations relating to such things as employment status, minimum exercise price, length of exercise period, maximum value of the stock underlying the options and a required holding period for stock received upon exercise of the option.

     Upon exercise, the option holder may pay the exercise price in several ways. He or she can pay: (1) in cash; (2) by tendering previously owned SPX common stock with a fair market value equal to the exercise price; (3) by directing us to withhold shares of SPX common stock with a fair market value equal to the exercise; (4) by delivering other approved property; or (5) by a combination of these methods. When a holder exercises options, the Compensation Committee may grant to him or her replacement options (sometimes called "reload options") under the Plan to purchase additional shares of SPX common stock. The number of shares subject to the replacement option would equal the number of shares delivered by the holder (or withheld by us) in satisfaction of the exercise price and the tax withholding obligations of the exercised option. Replacement options are non-qualified options and are subject to the same terms and conditions as the exercised option, except that the per share exercise price of the replacement option will equal the fair market value of SPX stock on the grant date of the replacement option.

     If a participant's employment terminates due to death, disability or retirement, all of his or her options under the Plan vest and become exercisable and will remain exercisable until their expiration date unless the Compensation Committee determines that a shorter period is appropriate. If employment terminates for any other reason, the committee will determine the length of time that the participant may exercise options that are exercisable at termination, but that period may not go beyond the expiration dates of the options.

DIRECTOR OPTIONS

     Prior to the amendments to the Plan in 1996, each non-employee director received a grant of non-qualified options under the Plan upon joining the Board and, with certain exceptions, once a year thereafter in payment of his or her annual retainer. Although the grant of director options was eliminated when the Plan was amended, previously granted options to purchase 5,200 SPX shares are still outstanding.

STOCK APPRECIATION RIGHTS

     A stock appreciation right allows its holder to receive payment from us equal to the amount by which the fair market value of a share of SPX common stock exceeds the exercise price of the right on the exercise date. At the time of grant, we may establish a maximum amount per share payable upon exercise of a right. If a participant's employment terminates, his or her outstanding rights become exercisable under the guidelines described above for stock options.

     Under the Plan, the Compensation Committee can grant the rights in conjunction with the awarding of non-qualified stock options or on a stand-alone basis. If a right is granted with a non-qualified stock option award, then the holder can exercise the rights at any time during the life of the related option, but the exercise will proportionately reduce the number of his or her related non-qualified stock options. The holder can exercise stand-alone stock appreciation rights during a period no longer than ten years, as determined by the Compensation Committee. Upon exercise of a stand-alone right, we will pay the participant in cash.

RESTRICTED STOCK

     Restricted stock refers to shares of SPX common stock that are subject to restrictions on ownership for a certain period of time. During that time, the holder may not sell or otherwise transfer the shares, but he or she may vote the shares and is entitled to any dividend or other distribution. The shares become freely transferable when the restriction period expires. If a participant's employment terminates during the restriction period due to death, disability or normal retirement, all restrictions lapse. If employment terminates involuntarily or due to early retirement, the Compensation Committee can waive restrictions or add new restrictions on some or all of the participant's restricted shares. If the committee does not waive the restrictions or if employment terminates for any other reason, the participant forfeits his or her shares.

PERFORMANCE UNITS

     The Compensation Committee may grant performance units in cash units or share units. Share units are equal in value to one share of SPX common stock. The committee sets the terms and conditions of each award, including the performance goals that its holder must attain and the various percentages of performance unit value to be paid out upon full or partial attainment of those goals. The committee also determines the payment that is due to the holder after the applicable performance period and whether the payment of the cash units and share units will be made in cash, in shares of SPX common stock, or in a combination of cash and stock.

OUTSTANDING OPTIONS

     We cannot determine the number of shares that may be acquired under stock options that will be awarded under the Plan to the CEO and the other four most highly compensated executive officers. There are no stock appreciation rights, restricted stock awards or performance units outstanding under the Plan. On March 7, 2001, the last reported sale price of SPX common stock on the New York Stock Exchange was $107.75 per share. As of January 2, 2001, the following options had been granted under the Plan:

----------------------------------------------------------------------------------
                            NAME                              NUMBER OF SHARES
----------------------------------------------------------------------------------
  John B. Blystone                                                 691,969
     Chairman, President and Chief Executive Officer
----------------------------------------------------------------------------------
  Patrick J. O'Leary                                               258,346
     Vice President, Finance, Treasurer and Chief Financial
     Officer
----------------------------------------------------------------------------------
  Christopher J. Kearney                                           143,820
     Vice President, Secretary & General Counsel
----------------------------------------------------------------------------------
  Robert B. Foreman                                                100,000
     Vice President, Human Resources
----------------------------------------------------------------------------------
  Lewis M. Kling                                                    96,911
     Vice President, Communications and Technology Systems
----------------------------------------------------------------------------------
  Sarah R. Coffin                                                   14,506
     Director Nominee
----------------------------------------------------------------------------------
  Charles E. Johnson II                                             30,615
     Director Nominee
----------------------------------------------------------------------------------
  David P. Williams                                                 32,661
     Director Nominee
----------------------------------------------------------------------------------
  All current executive officers                                 1,453,210
----------------------------------------------------------------------------------
  All current directors who are not executive officers             126,372
----------------------------------------------------------------------------------
  All plan participants (other than current executive            3,219,449
     officers)
----------------------------------------------------------------------------------

TRANSFERABILITY

     The recipient of an award under the Plan generally may not pledge, assign, sell or otherwise transfer his or her stock options, stock appreciation rights, restricted stock or performance units other than by will or by the laws of descent and distribution. The Compensation Committee, however, may adopt rules and procedures to allow participants in the Plan to transfer options to immediate family members or to certain trusts or partnerships.

TAX CONSEQUENCES

     The holder of an award granted under the Plan may be affected by certain federal income tax consequences. Special rules may apply to individuals who may be subject to Section 16(b) of the Securities Exchange Act of 1934. The following discussion of tax consequences is based on current federal tax laws and regulations and you should not consider it to be a complete description of the federal income tax consequences that apply to participants in the Plan. Accordingly, information relating to tax consequences is qualified by reference to current tax laws.

     Incentive Stock Options. There are no federal income tax consequences associated with the grant or exercise of an incentive stock option, so long as the holder of the option was our employee at all times during the period beginning on the grant date and ending on the date three months before the exercise date. The "spread" between the exercise price and the fair market value of SPX common stock on the exercise date, however, is an adjustment for purposes of the alternative minimum tax. A holder of incentive stock options defers income tax on the stock's appreciation until he or she sells the shares.

     Upon the sale of the shares, the holder realizes a long-term capital gain (or loss) if he or she sells the shares at least two years after the grant date and has held them for at least one year. The capital gain (or loss) equals the difference between the sales price and the exercise price of the shares. If the holder disposes of the shares before the expiration of these periods, then he or she recognizes ordinary income at the time of sale (or other disqualifying disposition) equal to the lesser of (1) the gain he or she realized on the sale and (2) the difference between the exercise price and the fair market value of the shares on the exercise date. This ordinary income is treated as compensation for tax purposes. The holder will treat any additional gain as short-term or long-term capital gain, depending on whether he or she has held the shares for at least one year from the exercise date. If the holder does not satisfy the employment requirement described above, then he or she recognizes ordinary income (treated as compensation) at the time he or she exercises the option under the tax rules applicable to the exercise of a non-qualified stock option. We are entitled to an income tax deduction to the extent that an option holder realizes ordinary income.

     Non-Qualified Stock Options. There are no federal income tax consequences to us or to the recipient of a non-qualified stock option upon grant. Upon exercise, the option holder recognizes ordinary income equal to the spread between the exercise price and the fair market value of SPX stock on the exercise date. This ordinary income is treated as compensation for tax purposes. The basis in shares acquired by an option holder on exercise equals the fair market value of the shares at that time. The capital gain holding period begins on the exercise date. We receive an income tax deduction upon the exercise of a non-qualified stock option in an amount equal to the spread.

     Stock Appreciation Rights. There are no tax consequences associated with the grant of stock appreciation rights. Upon exercise, the holder of stock appreciation rights recognizes ordinary income in the amount of the appreciation paid to him or her. This ordinary income is treated as compensation for tax purposes. We receive a corresponding deduction in the same amount that the holder recognizes as income.

     Restricted Stock. The holder of restricted stock does not recognize any taxable income on the stock while it is restricted. When the restrictions lapse, the holder's taxable income (treated as compensation) equals the fair market value of the shares. The holder may, however, avoid the delay in computing the amount of taxable gain by filing with the Internal Revenue Service, within 30 days after receiving the shares, an election to determine the amount of taxable income at the time of receipt of the restricted shares.

     Performance Units. There are no tax consequences associated with the grant of performance units, but the holder recognizes ordinary income (treated as compensation) upon a payment on the performance units.

     Excise Taxes. Under certain circumstances, the accelerated vesting or exercise of options in connection with a change in control of SPX might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Internal Revenue Code. To the extent they are considered excess parachute payments, a participant in the Plan may be subject to a 20% excise tax and we may be unable to receive a tax deduction.

PLAN AMENDMENT AND TERMINATION

     Generally, the Board of Directors may terminate, amend or modify the Plan at any time without stockholder approval. Without stockholder approval, however, the Board may not: (1) materially increase the number of shares of SPX stock subject to the Plan; (2) materially increase the cost of the Plan; (3) materially increase the benefits to Plan participants; (4) change the provisions of the Plan relating to the option price; (5) extend the period during which awards may be granted; or (6) extend the maximum period during which a holder may exercise his or her stock appreciation rights. In addition, if any action that the Board proposes to take will have a significant adverse effect on any options outstanding under the Plan, then the affected option holders must consent to the action.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
               THE AMENDMENT OF THE 1992 STOCK COMPENSATION PLAN.

                           INDEPENDENT PUBLIC AUDITOR

     Arthur Andersen LLP has been our independent auditor since 1952. The Board has engaged Arthur Andersen as our auditor for 2001. Representatives of Arthur Andersen will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.

     During fiscal year 2000, we retained our principal auditor, Arthur Andersen, to perform services in the following categories and amounts:

Audit Fees                                                      $1,939,000
All Other Fees
  Tax audits, planning and due diligence                        $1,523,000
  Internal audit services                                          927,000
  Subsidiary initial public offering                               765,000
  Other fees                                                       837,000
                                                                ----------
Total                                                           $4,052,000

     We have not retained Arthur Andersen for financial information systems, design and implementation during 2000. A substantial amount of "Other Fees" relates to services traditionally provided by auditors, such as, but not limited to, due diligence, accounting research and other services. The Audit Committee has considered whether the provision of non-audit services by our principal auditor is compatible with maintaining auditor independence.

                           ANNUAL REPORT ON FORM 10-K

     A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, WITHOUT EXHIBITS, IS ENCLOSED WITH THIS PROXY STATEMENT. YOU MAY OBTAIN A COPY OF THE EXHIBITS DESCRIBED IN THE FORM 10-K FOR A FEE UPON REQUEST. PLEASE CONTACT TINA BETLEJEWSKI, MANAGER OF CORPORATE COMMUNICATIONS, SPX CORPORATION, 700 TERRACE POINT DRIVE, P.O. BOX 3301, MUSKEGON, MICHIGAN 49443-3301.

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

I.   ORGANIZATION

     There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be comprised of at least three directors, each of whom is independent, as defined below. Each member of the Committee shall be financially literate, as the Board of Directors interprets such qualification in its business judgement, or become so within a reasonable period of time after his or her appointment to the Committee. At least one member will have accounting or related financial management expertise.

II.   INDEPENDENCE

     Members of the Audit Committee shall be considered independent if they have no relationship to the corporation that may interfere with the exercise of their responsibilities. Examples of relationships that could impair independence include:

     - Employees. Individuals that have been employed by the corporation or any of its affiliates within the last 3 years.

     - Immediate Family. An individual who is an immediate family member of an individual who has been an executive officer of the corporation or any of its affiliates within the last 3 years.

     - Cross Compensation Committee Link. A director who is employed as an executive of another corporation where any of the corporation's executives serves on that corporation's compensation committee.

     - Business Relationship. Individuals that (i) are partners, controlling shareholders or executive officers of an organization that has a business relationship with the corporation, or (ii) have direct business relationships with the corporation (e.g. as a consultant). However, the Board of Directors may determine that the relationship does not interfere with the exercise of independent judgement, taking into consideration, among other things, the materiality of the relationship to the corporation.

     Notwithstanding the above, the Board of Directors can "override" the independence provision for ONE director who is no longer an employee or who is an immediate family member of a former executive officer but is not considered independent due to the three-year restriction period. In such cases, the Board of Directors must determine that membership on the Committee by the individual is required by the best interests of the corporation, and the corporation discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

III.   STATEMENT OF POLICY

     The Audit Committee, in fulfilling their responsibility to the Board of Directors, investment community and regulatory bodies, plays a critical role in the corporation's financial reporting system by overseeing and monitoring management's and independent auditors' participation in the financial reporting process. In so doing, it is the responsibility of the Audit Committee to facilitate communication between the Board of Directors, the independent auditors, internal audit, and the management of the corporation. A properly functioning Audit Committee enhances the reliability and credibility of financial disclosures.

IV.   RESPONSIBILITIES

     The Audit Committee will adopt a formal written charter that is approved by the full Board of Directors. The Committee believes its responsibilities should remain flexible in order to best react to changing conditions. Accordingly, the Committee will review and reassess the adequacy of its Charter on an annual basis.

     In carrying out its responsibilities, the Audit Committee will:

         Have the authority and responsibility (in coordination with the full Board of Directors) to select, evaluate and, where appropriate, replace the independent auditor (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement). The independent auditor is ultimately accountable to the Board of Directors and the Audit Committee of the corporation.

         Ensure that the independent auditor submits, at least annually, a formal written statement delineating all relationships between the auditor and the corporation. Any relationships or services that impact the objectivity and independence of the independent auditor will be presented to the Board of Directors along with a corrective action plan.

         Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized.

         Provide for inclusion in the Company's proxy statement or other SEC filings of any report from the Audit Committee required by applicable laws and regulations and stating among other things whether the Audit Committee has:

         - Reviewed and discussed the audited financial statements with management.

         - Discussed with the independent auditors the matters required to be discussed by SAS 61.

         - Received disclosures from the auditors regarding the auditors' independence as required by Independence Standards Board Standard No. 1 and discussed with the auditors their independence.

         - Recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

         Review with the internal audit function of the corporation the proposed audit plan for the coming year, audit procedures to be utilized and the coordination of the plan with the independent auditors. During this review the independence, objectivity, and authority of the internal audit function will be assessed.

         Review at least annually, a summary of internal control recommendations from completed internal audits and the independent auditors.

         Review with the internal audit function and the independent auditors the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

         Periodically review compliance monitoring programs in place within the corporation and consider input of auditors, general counsel and compliance officer(s), as appropriate. During this review, legal and regulatory matters that may have a material impact on the corporation's financial statements and compliance programs will be assessed.

         Review the financial statements contained in the annual report to shareholders with management and the independent auditors. The Committee should discuss with the independent auditor the auditor's judgements about the quality, not just the acceptability, of the corporation's accounting principles as applied in its financial reporting. This discussion should include issues such as the clarity of the corporation's financial disclosures, consistency of application of accounting principles and underlying estimates and other significant decisions made by management.

         Discuss with the independent auditors (in person or by telephone) the results of quarterly reviews of financial statements prior to the release of the Form 10-Q. This discussion should include the Committee Chairman, at a minimum.

         Review directors' and officers' expense account audit results.

         Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors receive during the course of the audit.

         Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

         Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if appropriate.

         Make appropriate annual disclosures that the Committee has adopted and complied with its charter.

V.   MEETINGS

     The Committee shall meet at least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the Director of Internal Audit and independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

                             [SPX CORPORATION LOGO]

                                  AMENDMENT OF
                                 SPX CORPORATION
                          1992 STOCK COMPENSATION PLAN
            (As amended and Restated Effective December 10, 1997 and
 Further Amended Effective August 26, 1998, April 28, 1999 and January 1, 2000)

         WHEREAS, SPX Corporation (the "Company") maintains the SPX Corporation 1992 Stock Compensation Plan (the "Plan"); and

         WHEREAS, it is now deemed desirable and in the best interests of the Company and its stockholders to increase the number of shares available for issuance under the Plan, subject to the approval of the Company's stockholders;

         NOW, THEREFORE, by virtue and in exercise of the amending authority reserved to the Company under Section 14 of the Plan, the Plan is hereby amended effective April 25, 2001, subject to the approval of the Company's stockholders, by deleting Subsection 5.1 of the Plan and substituting the following therefor:

         "5.1. Number. The total number of shares of Common Stock of the Company subject to issuance under the Plan, and subject to adjustment upon occurrence of any of the events indicated in Subsection 5.3, may not exceed 10,000,000. Of this total number, up to 200,000 shares of Common Stock may be granted to Participants in the form of Restricted Stock. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued stock or treasury stock not reserved for any other purpose. The maximum aggregate number of shares of Common Stock (including Options, Restricted Stock, Stock Appreciation Rights and Performance Units to be paid out in shares of Common Stock) that may be granted or that may vest with respect to awards granted in any one fiscal year to a Participant shall be 2,000,000 subject to adjustment upon the occurrence of any of the events indicated in Subsection 5.3."

                                  AMENDMENT OF
                                 SPX CORPORATION
                          1992 STOCK COMPENSATION PLAN
            (As amended and Restated Effective December 10, 1997 and
         Further Amended Effective August 26, 1998 and April 28, 1999)

         WHEREAS, SPX Corporation (the "Company") maintains the SPX Corporation 1992 Stock Compensation Plan (the "Plan"); and

         WHEREAS, amendment of the Plan is now deemed desirable;

         NOW THEREFORE, pursuant to the amending authority reserved to the Company under Section 14, of the Plan, the Plan is hereby amended effective January 1, 2000, subject to the approval of the Company's stockholders, by substituting the following for the last sentence of Subsection 5.1 of the Plan:

         "The maximum aggregate number of shares of Common Stock (including Options, Restricted Stock, Stock Appreciation Rights and Performance Units to be paid out in shares of Common Stock) that may be granted or that may vest with respect to awards granted in any one fiscal year to a Participant shall be 2,000,000, subject to adjustment upon the occurrence of any of the events indicated in Subsection 5.3."

                                  AMENDMENT TO
                                 SPX CORPORATION
                          1992 STOCK COMPENSATION PLAN
            (As Amended and Restated Effective December 10, 1997 and
                   Further Amended Effective August 26, 1998)


         WHEREAS, SPX Corporation (the "Company") maintains the SPX Corporation 1992 Stock Compensation Plan (the "Plan"); and

         WHEREAS, it is now deemed desirable and in the best interests of the Company and its stockholders to increase the number of shares available for issuance under the Plan, subject to the approval of the Company's stockholders;

         NOW, THEREFORE, by virtue and in exercise of the amending authority reserved to the Company under Section 14 of the Plan, the Plan is hereby amended, subject to the approval of the Company's stockholders, by deleting Subsection 5.1 of the Plan and substituting the following therefor:

         "5.1. Number. The total number of shares of Common Stock of the Company subject to issuance under the Plan, and subject to adjustment upon occurrence of any of the events indicated in Subsection 5.3, may not exceed 5,000,000. Of this total number, up to 200,000 shares of Common Stock may be granted to Participants in the form of Restricted Stock. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued stock or treasury stock not reserved for any other purpose. The maximum aggregate number of shares of Common Stock (including Options, Restricted Stock, Stock Appreciation Rights and Performance Units to be paid out in shares of Common Stock) that may be granted or that may vest with respect to awards granted in any one fiscal year to a Participant shall be 100,000 subject to adjustment upon the occurrence of any of the events indicated in Subsection 5.3."

                                  AMENDMENT OF
                                 SPX CORPORATION
                          1992 STOCK COMPENSATION PLAN
              (As amended and Restated Effective December 10, 1997)


         FURTHER RESOLVED, that the Plan be and it hereby is amended so that the aggregate number of shares of SPX Common Stock available for issuance in connection with grants under the Plan shall be up to 3 million shares (as the same may be adjusted from time to time to reflect changes in the Corporation's capitalization), and such amendment be, and it hereby is, approved and adopted, subject to the approval of the stockholders of the Corporation;

                                 SPX CORPORATION
                          1992 STOCK COMPENSATION PLAN
               (AMENDED AND RESTATED EFFECTIVE DECEMBER 10, 1997)



SECTION 1. ESTABLISHMENT, PURPOSES AND EFFECTIVE DATE OF PLAN

1.1. Establishment. SPX Corporation, a Delaware corporation, has established the "1992 Stock Compensation Plan" (the "Plan"). The Plan, which originally amended and restated the prior "Stock Compensation Plan," permits the awarding of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock and Performance Units.

1.2. Purposes. The purpose of the Plan is to advance the interests of the Company and its Subsidiaries and divisions by (a) encouraging and providing for the acquisition of equity interests in the Company by Key Employees, thereby increasing the stake in the future growth and prosperity of the Company, and furthering Key Employees' identity of interest with those of the Company's shareholders, and (b) enabling the Company to compete with other organizations in attracting, retaining, promoting and rewarding the services of Key Employees.

1.3. Effective Dates. On April 28, 1993, the Company's shareholders approved the adoption of the Plan effective as of December 15, 1992. On December 11, 1996, the Board adopted certain amendments to the Plan, which were approved by the Company's shareholders on April 23, 1997. Effective December 10, 1997, the Plan is amended and restated, as set forth herein and as approved by the Board on December 10, 1997.

SECTION 2. DEFINITIONS.

2.1. Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) "Board" means the Board of Directors of the Company.

(b) "Code" means the Internal Revenue Code of 1986, as amended.

(c) "Committee" means the Compensation Committee of the Board, which shall consist of not less than three persons appointed by the Board from among those Board members who are not employees of the Company or any of its subsidiaries or divisions. The Committee shall administer the Plan pursuant to the provisions of
Section 4.

(d) "Common Stock" means the Common Stock, par value $10.00, of the Company or such other class of shares or other securities as may be applicable pursuant to the provisions of Subsection 5.3.

(e)      "Company" means SPX Corporation, a Delaware corporation.

(f) "Fair Market Value" means, as to any date, the fair market value of Common Stock determined by such methods or procedures as shall be established from time to time by the Committee or, if not otherwise determined, fair market value means the closing price of a share of Common Stock as reported in the "NYSE-Composite Transactions" section of the Midwest Edition of The Wall Street Journal for such date (or, if no prices are quoted for such date, on the next preceding date on which such prices of Common Stock are so quoted).

(g) "Key Employee" means an employee of the Company or of a Subsidiary, including an officer or director, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of the Company or a Subsidiary. Key Employees also may include those employees identified by the Committee to be in situations of extraordinary performance, promotion, retention or recruitment. The awarding of a grant under this Plan to an employee by the Committee shall be deemed a determination by the Committee that such employee is a Key Employee.

(h) "Mature Common Stock" means Common Stock that has been acquired by the holder thereof on the open market or that has been acquired pursuant to this Plan or another employee benefit arrangement of the Company and held for at least six months.

(i) "Options" means the right to purchase stock at a stated price for a specified period of time. For purposes of the Plan an Option may be either (a) an "incentive stock option" within the meaning of Code Section 422, or (b) a "nonqualified stock option" which is intended not to fall under the provisions of Code Section 422.

(j) "Option Price" means the price at which each share of Common Stock subject to an Option may be purchased, determined in accordance with Subsection 7.3.

(k) "Participant" means any individual designated by the Committee to participate in this Plan pursuant to Subsection 3.1.

(l) "Period of Restriction" means the period during which the transfer of shares of Restricted Stock is restricted pursuant to Section 9.

(m) "Restricted Stock" means the Common Stock granted to a Participant pursuant to Section 9.

(n) "Stock Appreciation Right" means the right to receive a cash payment from the Company equal to the excess of the Fair Market Value of a share of Common Stock at the date of exercise of the Right over a specified price fixed by the Committee at grant (exercise price), which shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant. In the case of a Stock Appreciation Right which is granted in conjunction with an Option, the specified price shall be the Option Price.

(o) "Subsidiary" means a corporation at least 50% or more of the voting power of which is owned, directly or indirectly, by the Company.

2.2. Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

SECTION 3. ELIGIBILITY AND PARTICIPATION

Participants in the Plan shall be selected by the Committee from among those employees of the Company who are considered Key Employees.

SECTION 4. ADMINISTRATION

4.1. Administration. The Plan shall be administered by a Committee to be known as the "Compensation Committee," which shall consist of not less than three directors of the Company designated by the Board; provided, however, that no director who is an employee of the Company, a Subsidiary or a division shall be appointed to the Committee. For purposes of any award granted under the Plan by the Committee that is intended to be exempt from the restrictions of Section 16(b) of the Securities Exchange Act of 1934 (the "Act"), the Committee shall consist only of directors who qualify as "non-employee directors," as defined in Rule 16b-3 under the Act. For purposes of any award granted under the Plan by the Committee that is intended to qualify for the performance-based compensation exemption to the $1 million deductibility limit under Code Section 162(m), the Committee shall consist only of directors who qualify as "outside directors," as defined in Code Section 162(m) and the related regulations. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of the majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the unanimous written consent of its members.

         The Committee may establish such rules and regulations, not inconsistent with the provisions of the Plan, as it deems necessary to determine eligibility to participate in the Plan and for the proper administration of the Plan, and may amend or revoke any rule or regulation so established. The Committee may make such determinations and interpretations under or in connection with the Plan as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its Subsidiaries and divisions, its stockholders and all employees, and upon their respective legal representatives, beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

SECTION 5. STOCK SUBJECT TO PLAN

5.1. Number. The total number of shares of Common Stock of the Company subject to issuance under the Plan, and subject to adjustment upon occurrence of any of the events indicated in Subsection 5.3, may not exceed 1,900,000. Of this total number, up to 200,000 shares of Common Stock may be granted to Participants in the form of Restricted Stock. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued stock or treasury stock not reserved for any other purpose. The maximum aggregate number of shares of Common Stock (including Options, Restricted Stock, Stock Appreciation Rights and

Performance Units to be paid out in shares of Common Stock) that may be granted or that may vest with respect to awards granted in any one fiscal year to a Participant shall be 100,000, subject to adjustment upon the occurrence of any of the events indicated in Subsection 5.3.

5.2. Unused Stock. In the event any shares of Common Stock that are subject to an Option which, for any reason, expires, terminates or is canceled as to such shares, or any shares of Common Stock subject to a Restricted Stock award made under the Plan are reacquired by the Company pursuant to the Plan, or any Stock Appreciation Right expires unexercised, such shares and rights again shall become available for issuance under the Plan. Any shares of Common Stock withheld or tendered to pay withholding taxes pursuant to Subsection 15.2 or withheld or tendered in full or partial payment of the exercise price of an Option pursuant to Subsection 7.6 shall again become available for issuance under the Plan. In addition, all shares which reverted back to the Stock Compensation Plan due to the expiration or termination of an award under the terms of the Stock Compensation Plan or the 1982 Stock Option Plan have been carried forward and are considered available for issuance under the terms of this Plan.

5.3. Adjustment in Capitalization. In the event of any change in the outstanding shares of Common Stock that occurs after ratification of the Plan by the shareholders of the Company by reason of a Common Stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of Common Stock subject to each outstanding Option, and its stated Option Price, shall be appropriately adjusted by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In such event, the Committee also shall have discretion to make appropriate adjustments in the number and type of shares subject to Restricted Stock grants then outstanding under the Plan pursuant to the terms of such grants or otherwise. The Committee also shall make appropriate adjustments in the number of outstanding Stock Appreciation Rights and Performance Units and the related grant values.

SECTION 6. DURATION OF PLAN

         The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to Section 14 hereof, until all Common Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. However, no Option, Stock Appreciation Right, Restricted Stock or Performance Unit may be granted under the Plan on or after December 15, 2002, which is the tenth anniversary of the Plan's effective date.

SECTION 7. STOCK OPTIONS

7.1. Grant of Options. Subject to the provisions of Sections 5 and 6, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Participant. The Committee also shall determine whether an Option is an incentive stock option within the meaning of Code Section 422, or a nonqualified stock option. However, in no event shall the Fair Market Value (determined at the date of grant) of Common Stock for which incentive stock options become exercisable for the first time in any calendar year exceed $100,000, computed in accordance with Code Section 422(b)(7). In addition, no incentive stock option shall be granted to any person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. Nothing in this Section 7 shall be deemed to prevent the grant of nonqualified stock options in excess of the maximum established by Code Section 422.

7.2. Option Agreement. Each Option shall be evidenced by an Option Agreement that shall specify the type of Option granted, the Option Price, the duration of the Option, the number of shares of Common Stock to which the Option pertains, and such other provisions as the Committee shall determine. The Option Agreement shall specify whether the Option is intended to be an incentive stock option within the meaning of Code Section 422, or a nonqualified stock option which is intended not to fall under the provisions of Code Section 422.

7.3. Option Price. The Option Price shall be determined by the Committee. However, no Option granted pursuant to the Plan shall have an Option Price that is less than the Fair Market Value of the Common Stock on the date the Option is granted.

7.4. Duration of Options. Each option shall expire at such time as the Committee shall determine at the time it is granted, provided, however, that no Option shall be exercisable later than the tenth anniversary of its grant date.

7.5. Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants.

7.6. Method of Exercise and Payment of Option Price. Options shall be exercised pursuant to the methods and procedures as shall be established from time to time by the Committee. The Committee shall determine the acceptable form or forms and timing of payment of the Option Price. Acceptable forms of paying the Option Price upon exercise of any Option shall include, but not be limited to, (a) cash or its equivalent, (b) tendering shares of previously acquired Common Stock having a Fair Market Value at the time of exercise equal to the total Option Price, (c) directing the Company to withhold shares of Common Stock, which may include attesting to the ownership of the equivalent number of shares of previously-acquired Mature Common Stock having a Fair Market Value at the time of exercise equal to the total Option Price, (d) other approved property or (e) by a combination of (a), (b), (c) and/or (d). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes. As soon as practicable, after Option exercise and payment, the Company shall deliver to the Participant Common Stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name.

7.7. Restrictions on Common Stock Transferability. The Committee shall impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such shares of Common Stock are then listed and under any blue sky or state securities laws applicable to such shares.

7.8. Termination of Employment Due to Death, Disability or Retirement. In the event the employment of a Participant is terminated by reason of death, any outstanding Options shall become immediately fully vested and exercisable within such period following the Participant's death as shall be determined by the Committee, but in no event beyond the expiration of the term of the Option, by such person or person as shall have acquired the Participant's rights under the Option by will or by the laws of descent and distribution. In the event the employment of a Participant is terminated by reason of retirement or disability (as such terms are defined under the applicable rules of the Company), any outstanding Options shall become immediately fully vested and exercisable within such period after such date of termination of employment as shall be determined by the Committee, but in no event beyond the expiration of the term of the Option.

7.9. Termination of Employment Other Than for Death, Disability or Retirement. If the employment of the Participant terminates for any reason other than death, disability or retirement, the Participant shall have the right to exercise the Option within such period after the date of his termination as shall be determined by the Committee, but in no event beyond the expiration of the term of the Option and only to the extent that the Participant was entitled to exercise the Option at the date of his termination of employment. Regardless of the reasons for termination of employment, incentive stock options must be exercised within the Code Section 422 prescribed time period in order to receive the favorable tax treatment applicable thereto.

7.10. Nontransferability of Options. Except as provided in this Subsection 7.10, no Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. Under such rules and procedures as the Committee may establish, the holder of an Option may transfer such Option to members of the holder's immediate family (i.e., children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners, provided that (i) the agreement, if any, with respect to such Option, expressly so permits or is amended to so permit, (ii) the holder does not receive any consideration for such transfer, and (iii) the holder provides such documentation or information concerning any such transfer or transferee as the Committee may reasonably request. Any Options held by any transferees shall be subject to the same terms and conditions that applied immediately prior to their transfer. The Committee may also amend the agreements applicable to any outstanding Options to permit such transfers. Any Option not granted pursuant to any agreement expressly permitting its transfer or amended expressly to permit its transfer shall not be transferable. Such transfer rights shall in no event apply to any incentive stock option.

7.11. Non-Qualified Replacement Options. The Committee may grant to any Key Employee a replacement Option to purchase additional shares of Common Stock equal to the number of shares delivered by the Key Employee and/or withheld by the Company in satisfaction of the exercise price and/or tax withholding obligations with respect to an Option. The terms of a replacement Option shall be identical to the terms of the exercised Option, except that the exercise price shall be not less than the Fair Market Value on the grant date of the replacement Option. At the discretion of the Committee, the Option Agreement for any Option under the

Plan (including any previously granted and outstanding nonqualified stock option, where the applicable Option Agreement is appropriately amended) may provide for the automatic grant of such a replacement Option or for the automatic grants of multiple replacement Options over the term of the initial Option.

SECTION 8. STOCK APPRECIATION RIGHTS

8.1. Grant of Stock Appreciation Rights. Subject to the terms and provisions of this Plan, Stock Appreciation Rights may be granted to Participants either independent of Options or in conjunction with nonqualified stock options at any time and from time to time as shall be determined by the Committee.

8.2. Exercise of Stock Appreciation Rights Granted in Conjunction with a Nonqualified Option. Stock Appreciation Rights granted in conjunction with a nonqualified stock option may be exercised at any time during the life of the related stock option, with a corresponding reduction in the number of shares available under the Option. Option shares with respect to which the Stock Appreciation Right shall have been exercised may not again be subject to an Option under this Plan.

8.3. Exercise of Stock Appreciation Rights Granted Independent of Options. Stock Appreciation Rights granted independent of Options may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes on the Stock Appreciation Right including, but not limited to, a corresponding proportional reduction in previously granted Options.

8.4. Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive payment of an amount (subject to Subsection 8.5 below) determined by multiplying:

(a) The difference between the Fair Market Value of a share of Common Stock at the date of exercise over the price fixed by the Committee at the date of grant, by

(b) The number of shares with respect to which the Stock Appreciation Right is exercised.

8.5. Form of Payment. Payment to the Participant, upon the exercise of a Stock Appreciation Right, will be made in cash.

8.6. Limit on Appreciation. The Committee, in its sole discretion, may establish (at the time of grant) a maximum amount per share which will be payable upon exercise of a Stock Appreciation Right.

8.7. Term of Stock Appreciation Right. The term of a Stock Appreciation Right granted under the Plan shall not exceed ten years.

8.8. Termination of Employment. In the event that the employment of a Participant is terminated by reason of death, disability or retirement, or for any other reason, the exercisability of any outstanding Stock Appreciation Rights granted in conjunction with an Option shall terminate in the same manner as specified for their related Options under Subsections 7.8 and 7.9. The exercisability of any outstanding Stock Appreciation Rights granted independent of Options also shall terminate in the manner provided under Subsections 7.8 and 7.9.

8.9. Nontransferability of Stock Appreciation Rights. No Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

SECTION 9. RESTRICTED STOCK

9.1. Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock to such Participants and in such amounts as it shall determine. It is contemplated that Restricted Stock grants will be made only in extraordinary situations of performance, promotion, retention or recruitment.

9.2. Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the restriction period or periods, the number of Restricted Stock shares granted, and such other provisions as the Committee shall determine.

9.3. Transferability. Except as provided in this Section 9, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Committee and as shall be specified in the Restricted Stock Agreement, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

9.4. Other Restrictions. The Committee shall impose such other restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

9.5. Certificate Legend. In addition to any legends placed on certificates pursuant to Subsection 9.4, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

                  "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the 1992 Stock Compensation Plan of SPX Corporation, rules and administration adopted pursuant to such Plan, and a Restricted Stock grant dated _____________________. A copy of the Plan, such rules and such Restricted Stock grant may be obtained from the Secretary of SPX Corporation."

9.6. Removal of Restrictions. Except as otherwise provided in this Section, shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the shares are released from the restrictions, the Participant shall be entitled to have the legend required by Subsection 9.5 removed from his Common Stock certificate.

9.7. Voting Rights. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares.

9.8. Dividends and Other Distributions. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Common Stock, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

9.9. Termination of Employment Due to Retirement. In the event that a Participant terminates his employment with the Company because of normal retirement (as defined under the then established rules of the Company), any remaining Period of Restriction applicable to the Restricted Stock pursuant to Subsection 9.3 shall automatically terminate and, except as otherwise provided in Subsection 9.4, the shares of Restricted Stock shall thereby be free of restrictions and freely transferable. In the event that a Participant terminates his employment with the Company because of early retirement (as defined under the then established rules of the Company), the Committee, in its sole discretion, may waive the restrictions remaining on any or all shares of Restricted Stock pursuant to Subsection 9.3 and add such new restrictions to those shares of Restricted Stock as it deems appropriate.

9.10. Termination of Employment Due to Death or Disability. In the event a Participant's employment is terminated because of death or disability (as defined under the then established rules of the Company), any remaining Period of Restriction applicable to the Restricted Stock pursuant to Subsection 9.3 shall automatically terminate and, except as otherwise provided in Subsection 9.4, the shares of Restricted Stock shall thereby be free of restrictions and fully transferable.

9.11. Termination of Employment for Reasons Other Than Death, Disability or Retirement. In the event that a Participant terminates his employment with the Company for any reason other than those set forth in Subsections 9.9 and 9.10 during the Period of Restrictions, then any shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company; provided, however, that, in the event of an involuntary termination of the employment of a Participant by the Company, the Committee, in its sole discretion, may waive the automatic forfeiture of any or all such shares and may add such new restrictions to such shares of Restricted Stock as it deems appropriate.

SECTION 10. PERFORMANCE UNITS

         Performance units may be granted subject to such terms and conditions as the Committee in its discretion shall determine. Performance units may be granted either in the form of cash units or in share units which are equal in value to one share of Common Stock or a combination thereof. The Committee shall establish the performance goals to be attained in respect of the performance units, the various percentages of performance unit value to be distributed upon the attainment, in whole or in part, of the performance goals and such other performance unit terms, conditions and restrictions as the Committee shall deem appropriate. As soon as practicable after the termination of the performance period, the Committee shall determine the payment, if any, which is due on the performance unit in accordance with the terms thereof. The Committee shall determine, among other things, whether the payment shall be made in the form of cash or shares of Common Stock, or a combination thereof.

SECTION 11. BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.

SECTION 12. RIGHTS OF EMPLOYEES

12.1. Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

12.2. Participation. No employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

SECTION 13. MERGER OR CONSOLIDATION

13.1. Treatment of Options and Stock Appreciation Rights. Upon a dissolution or a liquidation of the Company, each Participant shall have the right to exercise any unexercised Options or Stock Appreciation Rights, whether or not then exercisable, subject to the provisions of the Plan immediately prior to such dissolution or liquidation. If not exercised within a reasonable time period, of not less than 30 days from the date of such dissolution or liquidation, as determined by the Committee, all outstanding Options and Stock Appreciation Rights shall terminate. In the event of a merger or consolidation in which the Company is not the surviving corporation, each Participant shall be offered a firm commitment whereby the resulting or surviving corporation will tender to the Participant new Options and Stock Appreciation Rights in the surviving corporation, with terms and conditions, both as to number of shares and otherwise, which will substantially preserve to the Participant the rights and benefits of the Options and Stock Appreciation Rights outstanding hereunder.

13.2. Treatment of Restricted Stock. In the event of a dissolution or a liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, all restrictions shall lapse on the shares of Restricted Stock granted under the Plan and thereafter such shares shall be freely transferable by the Participant, subject to applicable Federal or state securities laws.

SECTION 14. AMENDMENT, MODIFICATION AND TERMINATION OF PLAN

         The Board may at any time terminate, and from time to time may amend or modify, the Plan; provided, however, that no such action of the Board, without approval of the shareholders, may:

(a) Increase the total amount of Common Stock which may be issued under the Plan, except as provided in Subsections 5.1 and 5.3.

(b) Change the provisions of the Plan regarding the Option Price except as permitted by Subsection 5.3.

(c) Materially increase the cost of the Plan or materially increase the benefits to Participants.

(d) Extend the period during which Options, Stock Appreciation Rights, Restricted Stock or Performance Units may be granted.

(e) Extend the maximum period after the date of grant during which Options or Stock Appreciation Rights may be exercised.

No amendment, modification or termination of the Plan shall in any manner adversely affect any Options, Stock Appreciation Rights or Restricted Stock previously granted under the Plan, without the consent of the Participants.

SECTION 15. TAX WITHHOLDING

15.1. Tax Withholding. The Company, as appropriate, shall have the right to deduct from all payments any Federal, state or local taxes required by law to be withheld with respect to such payments.

15.2. Stock Withholding. With respect to withholding required upon the exercise of nonqualified stock options, or upon the lapse of restrictions on Restricted Stock, Participants may elect, subject to the approval of the Committee, to satisfy the withholding required, in whole or in part, by having the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. Participants may also elect to satisfy all or a portion of the tax withholding (up to the maximum legally permissible withholding amount) by (a) tendering shares of previously acquired Common Stock having a value equal to the amount of tax to be withheld or (b) by directing the Company to withhold Shares of Common Stock, including attesting to the ownership of Mature Common Stock having a value equal to the amount of tax to be withheld (in the manner provided in Subsection 7.6). The value of the shares to be withheld, tendered or attested is to be determined by such methods or procedures as shall be established from time to time by the Committee. All elections shall be irrevocable and shall be made in writing, signed by the Participant, and shall satisfy such other requirements as the Committee shall deem appropriate.

SECTION 16. INDEMNIFICATION

         Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

SECTION 17. REQUIREMENTS OF LAW

17.1. Requirements of Law. The granting of Options, Stock Appreciation Rights, Restricted Stock or Performance Units, and the issuance of shares of Common Stock with respect to an Option exercise or Performance Unit award, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

17.2. Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Michigan.

PROXY

                         PROXY/VOTING INSTRUCTION CARD
                                 SPX CORPORATION
                               MUSKEGON, MICHIGAN

                          ANNUAL MEETING APRIL 25, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of SPX Corporation, a Delaware corporation, hereby appoints Christopher J. Kearney and Patrick J. O'Leary, or either one of them, with full power of substitution, to act as his or her agents and proxies at the Annual Meeting of Shareholders of the Company to be held in Chicago, Illinois on April 25, 2001 at 9 a.m. (Central Time) with authority to vote at said meeting, and any adjournments thereof, as indicated below, all shares of stock of the Company standing in the name of the undersigned on the books of the Company.

This proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted for
Item 1 and Item 2.

Election of Directors, Nominees:
  01. Sarah R. Coffin
  02. Charles E. Johnson II
  03. David P. Williams

                                                                SEE REVERSE SIDE

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

[SPX CORPORATION LOGO]

                                                  ANNUAL MEETING OF SHAREHOLDERS
                                                     TO BE HELD APRIL 25, 2001

Dear Shareholder:

The Annual Meeting of Shareholders of SPX Corporation will be held at 9:00 a.m. Central Time on Wednesday, April 25, 2001 at The Drake Hotel, 140 East Walton, Chicago, Illinois, for the following purposes:

          1. To elect three directors to the Board of Directors.
          2. To amend the 1992 Stock Compensation Plan.
          3. To address such other business as may properly come before the meeting.

Only holders of Common Stock of SPX Corporation of record at the close of business on March 7, 2001 will be entitled to vote at the meeting or any adjournment thereof.

TO BE SURE THAT YOUR VOTE IS COUNTED, WE URGE YOU TO COMPLETE AND SIGN THE PROXY/VOTING INSTRUCTION CARD BELOW, DETACH IT FROM THIS LETTER AND RETURN IT IN THE POSTAGE PAID ENVELOPE ENCLOSED IN THIS PACKAGE. The giving of such proxy does not affect your right to vote in person if you attend the meeting. This prompt return of your signed proxy will aid the company in reducing the expense of additional proxy solicitation.

For shareholders with common shares held in the company's KSOP Trust: It is important to remember that your specific voting directions to the Trustee are strictly confidential and may not be divulged by the Trustee to anyone, including the company or any director, officer, employee or agent of the company. The Trustee will vote the shares being held by the Trust and not yet allocated to participants' accounts in the same manner and proportion as the shares for which the Trustee has received timely voting instructions. Shares in participant accounts for which no timely voting instructions are received by the Trustee will be voted in the same manner.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              CHRISTOPHER J. KEARNEY
                                              Vice President, Secretary
                                              and General Counsel

Please mark your                                                            5335
votes as in this
example.



         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.

                 FOR  WITHHELD                           FOR   AGAINST  ABSTAIN
  1.Election of  [ ]     [ ]    2.Approval of Amendment  [ ]     [ ]      [ ]
    Directors                     of the 1992 Stock
  (see reverse)                   Compensation Plan
For, except vote withheld
from the following nominee(s):

                                3.In their discretion, the Proxies are
                                  authorized to vote upon such other business as may properly come before the meeting.

                                Please sign exactly as name(s) appear(s) on this proxy. Joint owners, trustees, executors, etc. should indicate the capacity in which they are signing.

                                ------------------------------------------------

                                ------------------------------------------------
                                   SIGNATURE(S)                  DATE

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


Dear Shareholder:

We encourage you to vote your shares electronically either by telephone or via the Internet. This will eliminate the need to return your proxy card. You will need your proxy card and Social Security Number (where applicable) when voting your shares electronically. The Voter Control Number that appears in the box above, just below the perforation, must be used in order to vote by telephone or via the Internet.

The EquiServe Vote by Telephone and Vote by Internet systems can be accessed 24-hours a day, seven days a week up until the day prior to the meeting.

TO VOTE BY TELEPHONE:
Using a touch-tone phone call Toll-free:    1-877-PRX-VOTE (1-877-779-8683)
From outside the United States, call direct:  1-201-536-8073

To Vote by Internet:
Log on to the Internet and go to the website:  http://www.eproxyvote.com/spw
Note: If you vote over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible.

                        THANK YOU FOR VOTING YOUR SHARES
                            YOUR VOTE IS IMPORTANT!

Do Not Return this Proxy Card if you are Voting by Telephone or the Internet.